UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

Commission File Number 001-39223

SADOT GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300, Burleson, Texas 76028

(Address of principal executive offices)

(832) 604-9568

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On September 30, 2026, Sadot Group Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with SOFTECH RESOURCES LIMITED, a company duly incorporated under the laws of Hong Kong (Business Registration Number 80851742), with its registered address at No. 5, 17/F, Strand 50, 50 Bonham Strand, Sheung Wan, Hong Kong (the “Seller”), pursuant to which the Company acquired from the Seller the existing “SalesIQ” software platform, together with the related source code, code repositories, models, prompts, agents, workflows, databases and data assets, documentation, domain names, trademarks and other intellectual property and assets specified in the Purchase Agreement (collectively, the “SalesIQ Platform” and, together with the other assets acquired, the “Purchased Assets”). The transactions contemplated by the Purchase Agreement (the “Acquisition”) closed on September 30, 2026 (the “Closing”).

SalesIQ is an existing, AI-enabled commercial origination platform designed to identify commodity-trading prospects, engage them through automated email, voice and social-media outreach, demonstrate forecasting capabilities using live data, and convert prospects into subscribers or transaction counterparties. The Company intends to customize and integrate the SalesIQ Platform with its existing TradeIQ commodity price-forecasting platform and its TradeOS commodity trade and risk management platform. Any such customization, enhancement or integration is post-Closing work that is separate from the Purchased Assets and is not a condition to the Acquisition.

The Company assumed only those liabilities expressly identified in the Purchase Agreement, consisting principally of obligations arising after the Closing under specified assigned contracts. All other liabilities of the Seller, including taxes, indebtedness, employee liabilities, pre-Closing contractual breaches and pre-Closing infringement and privacy liabilities, were retained by the Seller.

The aggregate consideration for the Purchased Assets (the “Purchase Price”) consists of: (i) US$300,000 in cash, payable in twelve equal monthly installments of US$25,000 each, the first of which was paid at the Closing and the remaining eleven of which are payable monthly thereafter through August 2027, without interest and subject to the Company’s set-off rights described below; (ii) 3,575 shares of the Company’s newly designated Series D Non-Voting Contingently Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), having an aggregate stated value of US$3,575,000; and (iii) 3,575 shares of the Company’s newly designated Series E Non-Voting Contingently Convertible Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock” and, together with the Series D Preferred Stock, the “Preferred Stock”), having an aggregate stated value of US$3,575,000. The Purchase Agreement describes the Purchase Price as having a stated aggregate value of US$7,450,000, using the stated value of US$1,000 per share for the Preferred Stock. The stated value is a contractual reference amount only; the fair value of the consideration for accounting purposes will be determined in accordance with U.S. generally accepted accounting principles and may differ materially from the stated amounts. The Preferred Stock was issued and outstanding at the Closing; only its conversion into Common Stock is contingent, as described below.

The terms of the Preferred Stock are set forth in the Certificates of Designation described in Item 5.03 below. The Preferred Stock is non-voting, bears no dividend, interest, accretion or other yield, is not redeemable by the Company or at the option of the holder, has no liquidation preference over the Common Stock, and confers no board, observer, consent or other governance rights. Each series of Preferred Stock may be converted into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (such shares, the “Conversion Shares”) at a conversion price of US$13.00 per share (subject to adjustment solely for stock splits, reverse stock splits, stock dividends, combinations and reclassifications), representing up to 275,000 Conversion Shares per series and 550,000 Conversion Shares in the aggregate, only if each of the following conditions (the “Conversion Conditions”) is satisfied on or before the date that is 36 months after the Closing (the “Milestone Deadline”):

●	ARR Milestone. The Company has achieved and certified annual recurring revenue (“ARR”), as defined in the Purchase Agreement, from bona fide third-party customers of the SalesIQ Platform and/or TradeIQ of at least US$250,000 (in the case of the Series D Preferred Stock) or US$500,000 (in the case of the Series E Preferred Stock). ARR excludes related-party revenue, one-time and non-recurring fees, usage-based fees and other specified amounts, is calculated from the Company’s books and records, and is subject to confirmation or agreed-upon procedures by the Company’s independent registered public accounting firm;

●	Stockholder Approval. The Company’s stockholders have approved the issuance of the Conversion Shares in accordance with Nasdaq Listing Rule 5635 and Nevada law (the “Stockholder Approval”);

●	Nasdaq Confirmation. The Company has received written confirmation from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the issuance of the Conversion Shares would not constitute a “change of control,” “reverse merger” or “back-door listing” of the Company for purposes of Nasdaq Listing Rule 5110(a) and IM-5101-2 and would not require the Company to submit a new listing application or re-qualify under Nasdaq’s initial listing standards (the “Nasdaq Confirmation”);

●	Listing of Additional Shares. The Company has submitted a Listing of Additional Shares notification to Nasdaq with respect to the Conversion Shares and Nasdaq has raised no objection; and

●	Securities Law Compliance. The Conversion Shares may be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”).

The Conversion Conditions are independent and cumulative. The Stockholder Approval and Nasdaq Confirmation conditions may not be waived. If any Conversion Condition applicable to a series has not been satisfied by the Milestone Deadline, all outstanding shares of that series will be automatically cancelled for no consideration, without any payment, extension, dividend, make-whole or other obligation of the Company. If Nasdaq confirms that a lesser number of Conversion Shares may be issued without the consequences described above, the Company may, in its discretion, permit conversion of the applicable series to that extent. The Company has agreed to submit a proposal to obtain the Stockholder Approval at a meeting of its stockholders and, if not obtained, at each subsequent annual meeting held prior to the Milestone Deadline. There can be no assurance that any ARR milestone will be achieved, that the Stockholder Approval or the Nasdaq Confirmation will be obtained, or that any Conversion Shares will ever be issued.

No Governance Rights; Voting Agreement; Standstill; Transfer Restrictions. Neither the Seller nor any of its affiliates is entitled to any board seat, nomination or observer right, management role, veto, consent or other governance right in the Company. At the Closing, the Seller entered into a Voting Agreement and Irrevocable Proxy with the Company (the “Voting Agreement”) under which, for so long as the Seller or its affiliates beneficially own any Conversion Shares or other voting securities of the Company, the Seller has agreed to vote such shares in accordance with the recommendation of the Company’s Board of Directors (the “Board”) on all matters submitted to stockholders (or, where the Board makes no recommendation, in proportion to the votes of all other stockholders), and has granted the Company an irrevocable proxy to that effect. The Voting Agreement also contains a three-year standstill under which the Seller and its affiliates may not, among other things, acquire additional securities of the Company, solicit proxies, form a “group” with respect to Company securities, seek to nominate or remove directors, or propose any extraordinary transaction involving the Company. The Seller has represented that it has no plan or intention to acquire control of the Company or to change the Board or management. The Voting Agreement terminates when the Seller and its affiliates no longer own any covered shares or Preferred Stock and in any event ten years after the Closing.

The Preferred Stock is not transferable except to affiliates of the Seller with the Company’s consent. Any Conversion Shares are subject to a six-month lock-up from issuance and, for twelve months thereafter, to a daily volume limitation of 10% of the average daily trading volume of the Common Stock, and the Seller has agreed not to engage in short sales or hedging transactions in the Company’s securities. The Company has granted no registration rights with respect to the Preferred Stock or the Conversion Shares. The Company may set off indemnifiable losses under the Purchase Agreement against unpaid installments of the cash consideration and may cancel Preferred Stock, and require the surrender of Conversion Shares, to satisfy such losses.

The foregoing descriptions of the Purchase Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, the Seller or the Purchased Assets. The representations, warranties and covenants in the Purchase Agreement were made solely for purposes of that agreement and as of specific dates, were made solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosure schedules), and may have been made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, the Seller or the Purchased Assets.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On September 30, 2026, the Company completed the Acquisition of the Purchased Assets from the Seller pursuant to the Purchase Agreement. Prior to the Acquisition, there was no material relationship between the Company or any of its affiliates, directors or officers (or any associate of any such director or officer), on the one hand, and the Seller, on the other hand, other than in respect of the Purchase Agreement and the related transaction documents. The Acquisition was negotiated at arm’s length.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference. At the Closing, the Company issued to the Seller 3,575 shares of Series D Preferred Stock and 3,575 shares of Series E Preferred Stock as partial consideration for the Purchased Assets, as described in Item 1.01. Subject to satisfaction of the Conversion Conditions, the Series D Preferred Stock and the Series E Preferred Stock are each convertible into up to 275,000 shares of Common Stock at a conversion price of US$13.00 per share, subject to adjustment as described in Item 1.01. No underwriters were involved in the issuance and no underwriting discounts or commissions were paid.

The securities were issued in a transaction not involving any public offering in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D and/or Regulation S promulgated thereunder. The Seller represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and is not a “U.S. person” as defined in Regulation S, that it acquired the securities for investment for its own account and not with a view to distribution, and that it had access to information concerning the Company. The securities are “restricted securities” under Rule 144, bear restrictive legends and are subject to the transfer restrictions described in Item 1.01. Neither the securities issued at the Closing nor the Conversion Shares have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference. The Series D Preferred Stock and the Series E Preferred Stock rank, as to dividends and distributions upon liquidation, pari passu with the Common Stock (on the as-converted basis and subject to the conditions described in the Certificates of Designation) and junior to the Company’s Series A Preferred Stock and any other series of preferred stock ranking senior to the Common Stock. The Preferred Stock has no liquidation preference over the Common Stock, bears no dividend, and confers no voting rights other than as required by non-waivable provisions of Nevada law. The issuance of the Conversion Shares, if the Conversion Conditions are satisfied, would dilute the holders of Common Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2026, the Company filed with the Secretary of State of the State of Nevada, pursuant to NRS 78.1955, a Certificate of Designation of Preferences, Rights and Limitations of Series D Non-Voting Contingently Convertible Preferred Stock (the “Series D Certificate of Designation”) designating 3,575 shares of the Company’s authorized preferred stock as Series D Preferred Stock, and a Certificate of Designation of Preferences, Rights and Limitations of Series E Non-Voting Contingently Convertible Preferred Stock (the “Series E Certificate of Designation” and, together with the Series D Certificate of Designation, the “Certificates of Designation”) designating 3,575 shares of the Company’s authorized preferred stock as Series E Preferred Stock. Each Certificate of Designation became effective upon filing. The Board approved the Certificates of Designation by unanimous written consent dated September 30, 2026.

The Certificates of Designation are substantially identical except for the applicable ARR milestone (US$250,000 for the Series D Preferred Stock and US$500,000 for the Series E Preferred Stock) and provide, among other things, that each series: (i) has a stated value of US$1,000 per share; (ii) bears no dividend, interest, accretion or yield of any kind and does not participate in dividends on the Common Stock unless and until converted; (iii) is not redeemable by the Company or at the option of the holder and has no liquidation preference over the Common Stock; (iv) is non-voting except as required by non-waivable provisions of Nevada law, and confers no protective, consent, board or other governance rights; (v) is convertible into Common Stock at a conversion price of US$13.00 per share only upon satisfaction of all of the Conversion Conditions described in Item 1.01 and delivery by the Company of a conversion eligibility notice; (vi) is automatically cancelled for no consideration if the Conversion Conditions are not satisfied by the Milestone Deadline; (vii) may be cancelled by the Company to satisfy indemnification claims under the Purchase Agreement; (viii) is subject to adjustment of the conversion price solely for stock splits, reverse stock splits, stock dividends, combinations and reclassifications, with no price-based anti-dilution protection; and (ix) may not be transferred without the Company’s consent other than to affiliates of the holder. The Certificates of Designation may not be amended to waive or reduce the Stockholder Approval or Nasdaq Confirmation conditions, to permit conversion prior to satisfaction of the Conversion Conditions, or to decrease the conversion price, unless any stockholder approval required under the Nasdaq Listing Rules has been obtained.

The foregoing description of the Certificates of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Series D Certificate of Designation and the Series E Certificate of Designation, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s plans to customize and integrate the SalesIQ Platform with TradeIQ and TradeOS, the anticipated benefits of the Acquisition, the potential achievement of the ARR milestones, the potential receipt of the Stockholder Approval and the Nasdaq Confirmation, and the potential conversion of the Preferred Stock. Forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including risks relating to the integration and commercialization of the SalesIQ Platform; the Company’s ability to generate recurring revenue from the SalesIQ Platform and TradeIQ; the Company’s ability to obtain stockholder approval and Nasdaq confirmation for the issuance of the Conversion Shares; the Company’s ability to regain and maintain compliance with the continued listing standards of The Nasdaq Capital Market; the accounting treatment of the Acquisition and the Preferred Stock; the Company’s liquidity and going-concern status; and the other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, its subsequent Quarterly Reports on Form 10-Q, its Registration Statement on Form S-1, as amended, and its other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update them except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Non-Voting Contingently Convertible Preferred Stock of Sadot Group Inc., filed with the Secretary of State of the State of Nevada on September 30, 2026
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series E Non-Voting Contingently Convertible Preferred Stock of Sadot Group Inc., filed with the Secretary of State of the State of Nevada on September 30, 2026
10.1	Asset Purchase Agreement, dated as of September 30, 2026, by and between Sadot Group Inc. and Softech Resources Limited
10.2	Voting Agreement and Irrevocable Proxy, dated as of September 30, 2026, by and between Sadot Group Inc. and Softech Resources Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADOT GROUP INC.
By: /s/ Michael D. Murray
Name: Michael D. Murray
Title: Chief Executive Officer and Interim Chief Financial Officer
Date: October 1, 2026

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